CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION  [11/22/05]

[$792,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Silent Second Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 62.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	821
Total Outstanding Loan Balance	$166,009,139*	Min	Max
Average Loan Current Balance	$202,204	$37,313	$792,000
Weighted Average Original LTV	79.7%**
Weighted Average Coupon	6.90%	4.95%	10.82%
Arm Weighted Average Coupon	6.90%
Fixed Weighted Average Coupon	7.16%
Weighted Average Margin	5.79%	2.13%	8.25%
Weighted Average FICO (Non-Zero)	651
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.1%
% Fixed	1.9%
% of Loans with Mortgage Insurance	0.0%

*

Loans with Silent Seconds will comprise approximately [$171,300,000] of the total [$800,000,100] collateral.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.00	1	329,147	0.2	4.95	80.0	606
5.01 - 5.50	12	3,364,272	2.0	5.35	78.7	681
5.51 - 6.00	67	18,241,045	11.0	5.84	79.1	676
6.01 - 6.50	138	34,494,371	20.8	6.35	79.5	668
6.51 - 7.00	231	49,508,985	29.8	6.81	79.8	650
7.01 - 7.50	174	30,500,033	18.4	7.28	79.9	647
7.51 - 8.00	110	17,108,696	10.3	7.76	79.3	630
8.01 - 8.50	48	6,963,917	4.2	8.29	81.5	617
8.51 - 9.00	20	2,891,084	1.7	8.77	82.5	603
9.01 - 9.50	10	1,454,598	0.9	9.29	80.5	600
9.51 - 10.00	5	561,037	0.3	9.75	82.1	572
10.01 - 10.50	1	51,179	0.0	10.46	80.0	503
10.51 - 10.82	4	540,776	0.3	10.73	75.4	536
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	5	623,179	0.4	9.59	74.5	509
526 - 550	9	1,098,206	0.7	8.98	83.6	539
551 - 575	12	1,486,155	0.9	7.80	84.9	568
576 - 600	105	15,977,405	9.6	7.26	79.5	590
601 - 625	193	34,020,564	20.5	7.14	79.7	613
626 - 650	183	39,129,190	23.6	7.00	79.3	638
651 - 675	132	29,191,824	17.6	6.72	79.9	663
676 - 700	72	18,698,644	11.3	6.46	80.1	686
701 - 725	47	10,860,203	6.5	6.60	79.6	711
726 - 750	42	9,815,343	5.9	6.56	80.0	736
751 - 775	16	3,729,661	2.2	6.33	79.8	760
776 - 800	3	1,015,564	0.6	6.36	78.3	780
801 - 813	2	363,200	0.2	6.01	80.0	804
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
37,313 - 50,000	3	130,559	0.1	8.32	74.5	579
50,001 - 100,000	178	13,811,954	8.3	7.44	79.7	629
100,001 - 150,000	223	27,685,748	16.7	7.19	79.7	637
150,001 - 200,000	116	20,544,310	12.4	6.95	79.7	649
200,001 - 250,000	68	15,140,644	9.1	6.90	79.5	647
250,001 - 300,000	60	16,362,743	9.9	6.70	79.4	664
300,001 - 350,000	55	17,727,142	10.7	6.97	79.6	659
350,001 - 400,000	35	13,247,654	8.0	6.92	80.3	660
400,001 - 450,000	30	12,737,253	7.7	6.53	79.8	663
450,001 - 500,000	24	11,499,435	6.9	6.86	79.5	643
500,001 - 550,000	9	4,721,441	2.8	6.29	80.0	660
550,001 - 600,000	9	5,173,231	3.1	6.11	79.4	675
600,001 - 650,000	6	3,696,726	2.2	6.62	80.0	664
650,001 - 700,000	2	1,324,800	0.8	6.61	80.0	656
700,001 - 750,000	2	1,413,500	0.9	6.24	82.5	650
750,001 - 792,000	1	792,000	0.5	6.75	80.0	707
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
42.68 - 50.00	3	530,241	0.3	6.34	47.1	641
60.01 - 65.00	3	498,402	0.3	7.71	63.5	606
65.01 - 70.00	17	2,163,634	1.3	7.14	69.4	626
70.01 - 75.00	34	6,434,536	3.9	6.60	74.8	638
75.01 - 80.00	731	151,014,701	91.0	6.88	80.0	654
80.01 - 85.00	16	2,812,532	1.7	7.63	84.8	600
85.01 - 90.00	16	2,336,592	1.4	8.07	89.9	598
90.01 - 95.00	1	218,500	0.1	8.20	95.0	675
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	170	36,168,117	21.8	7.06	79.7	650
0.50	4	577,584	0.3	7.50	78.0	622
1.00	38	12,192,868	7.3	6.86	80.0	669
2.00	485	94,665,849	57.0	6.83	79.7	649
3.00	124	22,404,720	13.5	6.96	79.6	651
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	515	96,992,719	58.4	6.68	79.6	645
Reduced	104	21,778,492	13.1	7.05	80.2	657
No Income/ No Asset	1	187,706	0.1	7.25	80.0	746
Stated Income / Stated Assets	201	47,050,223	28.3	7.28	79.8	661
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	801	162,226,083	97.7	6.89	79.7	651
Second Home	3	496,100	0.3	7.08	86.6	696
Investor	17	3,286,956	2.0	7.39	80.4	644
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	139	50,260,456	30.3	6.55	79.8	662
Florida	54	11,936,484	7.2	7.30	79.1	642
Washington	35	7,307,541	4.4	6.64	79.7	649
Texas	52	7,140,237	4.3	7.33	80.3	636
Georgia	40	6,509,615	3.9	7.47	79.9	632
New York	19	6,361,443	3.8	6.75	79.7	659
Oregon	26	5,705,931	3.4	6.73	79.9	672
Arizona	29	5,623,487	3.4	6.99	79.3	652
Nevada	20	5,026,072	3.0	6.99	80.5	652
Colorado	28	4,745,973	2.9	6.81	79.8	638
New Jersey	18	4,627,228	2.8	6.82	78.6	669
Maryland	15	4,347,158	2.6	6.97	79.9	657
Virginia	19	4,340,839	2.6	6.72	78.1	655
Michigan	34	4,296,210	2.6	6.95	79.9	635
North Carolina	33	4,251,173	2.6	7.14	79.8	637
Other	260	33,529,292	20.2	7.17	79.9	641
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	643	128,126,436	77.2	6.92	80.0	653
Refinance - Rate Term	11	1,640,373	1.0	6.73	78.3	665
Refinance - Cashout	167	36,242,330	21.8	6.83	78.8	644
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	1	195,671	0.1	6.89	80.0	689
Arm 2/28	629	126,547,554	76.2	6.90	79.8	650
Arm 2/28 - Balloon 40/30	28	4,909,443	3.0	6.88	78.7	620
Arm 2/28 - Dual 40/30	5	1,820,609	1.1	6.22	80.7	673
Arm 3/27	62	10,956,244	6.6	6.91	79.8	648
Arm 3/27 - Balloon 40/30	2	539,807	0.3	7.28	80.0	655
Arm 5/25	65	16,232,400	9.8	6.88	79.8	663
Arm 5/25 - Balloon 40/30	7	1,537,638	0.9	7.65	78.7	633
Arm 6 Month	1	102,311	0.1	6.70	80.0	616
Fixed Balloon 30/15	2	320,267	0.2	7.04	80.0	685
Fixed Rate	19	2,847,194	1.7	7.17	77.5	674
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	652	125,125,489	75.4	6.95	79.7	650
PUD	81	19,415,728	11.7	6.73	80.1	645
Condo	55	11,912,036	7.2	6.84	79.8	660
2 Family	33	9,555,885	5.8	6.73	79.8	661
Total:	821	166,009,139	100.0	6.90	79.7	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.13 - 4.00	40	9,237,783	5.7	6.07	78.8	670
4.01 - 4.50	15	3,204,070	2.0	6.32	80.2	660
4.51 - 5.00	17	2,777,968	1.7	6.25	80.4	644
5.01 - 5.50	260	53,653,544	32.9	6.97	79.3	655
5.51 - 6.00	188	44,084,351	27.1	6.65	79.9	652
6.01 - 6.50	127	23,691,113	14.5	7.03	80.2	645
6.51 - 7.00	99	18,660,298	11.5	7.34	80.5	638
7.01 - 7.50	41	5,812,244	3.6	7.70	80.0	633
7.51 - 8.00	11	1,527,077	0.9	8.00	80.0	632
8.01 - 8.25	2	193,231	0.1	9.07	75.1	551
Total:	800	162,841,678	100.0	6.90	79.8	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	1	102,311	0.1	6.70	80.0	616
10 - 12	1	195,671	0.1	6.89	80.0	689
13 - 15	2	195,456	0.1	7.30	81.7	643
16 - 18	15	3,174,149	1.9	6.63	81.0	625
19 - 21	177	38,731,176	23.8	6.78	80.1	639
22 - 24	468	91,176,827	56.0	6.94	79.6	655
28 - 30	1	218,876	0.1	6.88	80.0	644
31 - 33	16	3,414,886	2.1	6.76	80.0	663
34 - 36	47	7,862,289	4.8	7.01	79.7	642
37 >=	72	17,770,038	10.9	6.95	79.7	660
Total:	800	162,841,678	100.0	6.90	79.8	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 11.50	50	14,326,527	8.8	5.99	79.4	681
11.51 - 12.00	58	14,446,133	8.9	6.24	79.5	666
12.01 - 12.50	117	26,724,910	16.4	6.46	79.4	670
12.51 - 13.00	211	43,192,105	26.5	6.76	79.9	650
13.01 - 13.50	161	29,593,793	18.2	7.15	79.8	641
13.51 - 14.00	111	20,574,959	12.6	7.49	79.4	631
14.01 - 14.50	49	8,374,084	5.1	8.00	80.8	624
14.51 - 15.00	19	2,758,977	1.7	8.40	81.5	615
15.01 - 15.50	11	1,438,487	0.9	8.84	83.6	615
15.51 - 16.00	10	1,006,025	0.6	9.58	83.7	578
16.51 - 16.75	3	405,676	0.2	10.70	72.2	533
Total:	800	162,841,678	100.0	6.90	79.8	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.50	15	4,038,866	2.5	5.48	78.9	668
5.51 - 6.00	70	19,059,545	11.7	5.88	79.5	673
6.01 - 6.50	136	33,971,121	20.9	6.36	79.5	666
6.51 - 7.00	225	48,529,803	29.8	6.82	79.9	650
7.01 - 7.50	167	29,001,550	17.8	7.28	79.9	647
7.51 - 8.00	107	16,617,617	10.2	7.77	79.3	630
8.01 - 8.50	43	6,404,106	3.9	8.29	81.1	613
8.51 - 9.00	18	2,706,734	1.7	8.77	82.3	602
9.01 - 9.50	9	1,359,344	0.8	9.29	79.9	601
9.51 - 10.00	5	561,037	0.3	9.75	82.1	572
10.01 - 10.50	1	51,179	0.0	10.46	80.0	503
10.51 - 10.82	4	540,776	0.3	10.73	75.4	536
Total:	800	162,841,678	100.0	6.90	79.8	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	18	4,834,826	3.0	6.52	80.3	645
2.00	189	40,107,064	24.6	7.14	79.7	643
3.00	521	100,129,749	61.5	6.81	79.8	652
5.00	72	17,770,038	10.9	6.95	79.7	660
Total:	800	162,841,678	100.0	6.90	79.8	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	703	136,539,934	83.8	6.94	79.6	651
1.50	49	11,691,736	7.2	6.92	81.7	639
2.00	48	14,610,008	9.0	6.50	80.1	658
Total:	800	162,841,678	100.0	6.90	79.8	651

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	418	62,959,307	37.9	7.08	79.6	636
24	7	2,502,741	1.5	6.43	79.9	666
36	2	412,000	0.2	6.14	79.8	652
60	358	91,057,992	54.9	6.82	79.8	658
120	36	9,077,099	5.5	6.66	80.0	683
Total:	821	166,009,139	100.0	6.90	79.7	651